June 24, 2009

Blair F. Petrillos Securities and Exchange Commission

Fax 202 772 9202

Re: Amendment No. 2 to Registration Statement on form S-1

File No. 333-155486

Thank you for your letter dated January 13, 2009 and commenting on our S-1 filing, please find below our answers to your comments.

General

1.

Your disclosure indicates that you are a development stage company that intends to engage in the silk import business. We note that you have a limited operating history, no customers and no suppliers. In view of the foregoing, it appears that your proposed business may be commensurate in scope with the uncertainty ordinarily associated with a blank check company. Accordingly, please revise your registration statement to comply with Rule 419 of Regulation C or explain why Rule 419 does not apply.

In reviewing Rule 419 of Regulation C the company is not a blank check company, the rule states:

“Is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person ;”

Ya Zhu silk has a defined business plan to develop a line of premium printed silk products for the discriminating purchase of fine clothing, additionally the company has not stated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person.

Risk Factors, Page 8

“Since our Company’s sole officer and Director ...” page 11

2.

We note your response to comment three in our letter date December 15, 2008; however the pronoun “he” still appears in the heading to this risk factor. Please revise. We also note similar references to “he” in the text you added to the Plan of Distribution section.

Ya Zhu Silk Inc.

www.yazhusilk.com

info@yazhusilk.com

Phone (775) 284-3710

We have amended our document to reflect the correct gender of our President, “she”.

Managements Discussion and Analysis, page 39.

3.	We note your response to comment 11 in our letter dated December 15, 2008.

Please ensure that the expense you discuss correspond to those addressed in your Use of Proceeds section. For example, the Use of Proceeds indicates that you will allocate $3,500 to sample material development at the various offering levels, yet this section indicates thou will spend $15,000 for initial sample books as, and printings in addition to the $3500 spent to secure pattern designs. Please revise.

We have revised our document so Management Discussion and Analysis reflects the funds we will allocate to purchase initial inventory of $15,000.

Part II – Information not required in the Prospectus, page 45

Recent Sales of Unregistered Securities page 46

4.

We note your response to comment 15 in our letter dated December 15, 2008. Please provide us with your analysis as to how the company was able to rely on Rule 903(b)(3) of Regulation S in light of the fact that it appears that Ms. Zhu is a “U/S.” person as defined in Rule 902 of regulation S.

Ms. Zhu is not a “US” person as defined in Rule 902 of regulation S, she is a Chinese Citizen.

Undertaking page 47

5.	Please remove the references in the undertaking to “small business Issuer” and ensure that undertakings conform to requirements of Item 512 of Regulation S-K.

We have removed references in the undertaking to “small business Issuer” and ensured that undertakings conform to requirements of Item 512 of Regulation S-K.

Exhibit 23.1

6.	Please file an updated consent from your auditor.

We have updated our financial information and provided and updated consent from our auditors.

Sincerely,

/s/ Ya Zhu

Ya Zhu Silk Inc.

www.yazhusilk.com

info@yazhusilk.com

Phone (775) 284-3710